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                                                                   Exhibit 10(9)

                NON-COMPETITION AND NON-SOLICITATION AGREEMENT

     THIS AGREEMENT between Frontier Insurance Company, a New York corporation ("Frontier") and Capsure Holdings Corp., a Delaware corporation ("Capsure"), dated as of the 22nd day of May, 1996.

                                 WITNESSETH:

     WHEREAS, Capsure is a holding company owning insurance companies underwriting specialty property and casualty insurance and is the ultimate parent of United Capitol Holding Company ("UCHC") and its subsidiary Companies, United Capitol Insurance Company ("UCIC"), United Capitol Managers, Inc. and Fischer Underwriting Group, Incorporated ("Fischer"), collectively hereinafter called the "United Capitol Companies"; and

     WHEREAS, Capsure has determined it is in the best interest of Capsure and its stockholders to sell the United Capitol Companies; and

     WHEREAS, Frontier is desirous of purchasing the United Capitol Companies on terms and conditions set forth in that certain Stock Purchase Agreement dated February 29, 1996; and

     WHEREAS, in order to induce Frontier to consummate such purchase, Capsure has agreed to enter into this non-competition and non-solicitation agreement (the "Agreement");

     NOW, THEREFORE, Capsure and Frontier hereby agree as follows:

1. Definitions:

     The following terms, as used herein, have the meanings indicated below:

     "In force" shall have its customary meaning as respects insurance policies underwritten by the property and casualty insurance industry.

     "Person" means an individual, corporation, partnership, association, trust, limited liability company, limited liability partnership or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Restricted Insurance" means the following types of general liability insurance policies covering any risk (except as provided in this paragraph) located in the United States and its possessions: directors' and officers' (with a risk profile and characteristics substantially similar to the majority of such business written by Fischer during calendar year 1995), asbestos abatement, contractors environmental remediation, demolition contractors, pest control, crane operations, security guards, or errors and omissions (excluding errors and omissions for tax preparers, notaries and insurance agents, and errors and omissions with a risk profile and characteristics not historically written by UCIC). Notwithstanding the foregoing, Capsure and its subsidiaries


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shall not be restricted from selling, underwriting, placing or writing surety bonds, notary bonds or fidelity bonds.

2. Non-Competition:

For the period ending on the third anniversary of the date hereof, Capsure will not, and will cause its subsidiaries not to, in the United States and its possessions, without the prior written consent of Frontier, (a) directly or indirectly, sell, underwrite, place or write any Restricted Insurance; provided, however, that nothing herein shall prohibit Capsure or its subsidiaries from owning not more than 5% of the stock or other securities of any corporation whose securities are publicly traded over-the-counter or on a national securities exchange, or (b) acquire any insurance business in which 40% or more of the gross written premiums during the most recent calendar year was from Restricted Insurance; provided, however, that Capsure or its subsidiaries may acquire a group of insurance businesses in which not more than 40% of the gross written premiums of such group are from Restricted Insurance.

3. Non-Solicitation of Policies:

     For the period ending on the third anniversary of the date hereof, Capsure will not, and will cause its subsidiaries not to (a) solicit, directly or indirectly, for placement, brokerage or sale, for itself and/or any other Person, any insurance policy of UCIC or Fischer which was "in force" with UCIC or administered by Fischer on the date hereof or (b) accept or place (through renewals or otherwise) for itself or any other Person, any insurance policy which was "in force" with UCIC or administered by Fischer on the date hereof.

4. Non-Solicitation of Employees:

     (a) For the period ending on the third anniversary of the date hereof, Capsure will not, and will cause its subsidiaries not to, without the prior written consent of Frontier, solicit to hire in any capacity any of the individuals listed on Schedule A hereto (comprising all employees of the United Capitol Companies at the date hereof), except those employees whose employment is terminated by the United Capitol Companies after the date hereof.

     (b) For the period ending on the third anniversary of the date hereof, Frontier will not, and will cause its subsidiaries not to, without the prior written consent of Capsure, solicit to hire in any capacity any employees of Capsure or its subsidiaries at the date hereof, except those employees whose employment is terminated by Capsure or its subsidiaries after the date hereof.

5. Confidentiality:

     Except as required by law or if such information becomes known to the public through no breach of this Agreement, Capsure agrees to treat, and cause its subsidiaries to treat, as strictly secret and confidential all information relating to the United Capitol Companies, including financial information and customer lists, divulged or made known to them or to which they had access prior to the date hereof.

6. Jurisdiction and Venue:

     The parties hereby irrevocably consent to the personal jurisdiction of and the propriety of venue in the courts of the State of Illinois and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to,

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in connection with, or simultaneously with this Agreement, or a breach of this
Agreement or any document or instrument.

7. Law:

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts in law.

8. Notices:

     All notices hereunder shall be in writing and shall be, (1) sent by registered or certified mail, return receipt request, or (2) served by personal service. If intended for Frontier, such notice shall be addressed to Frontier, attention of its President at Frontier's most current address for its executive offices, or to such other address as Frontier shall give notice to Capsure in the manner herein provided; and if intended for Capsure, such notice shall be addressed to Capsure, attention of its President at Capsure's most current address for its executive offices, or at such other address as Capsure shall give notice to Frontier in the manner herein provided. Personal service of notices may be substituted for mailing provided a written receipt of such service is provided by the recipient party. For purposes of this Section, notice shall be deemed received upon actual receipt.

9. Severability:

     Capsure and Frontier agree that if any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction due to its geographic scope, period of duration, or any other provision, such provision shall be interpreted in a manner that is valid and enforceable while coming closest to effectuating the intent of the parties as expressed in this Agreement.

10. Assignment:

     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto without the prior written consent of the other party.

11. Headings:

     The headings contained in this Agreement are inserted for convenience only and do not constitute part of this Agreement.

12. Entire Agreement:

     This Agreement constitutes the entire understanding between the parties with respect to the matters referred to herein and no waiver or modification to the terms hereof shall be valid unless in writing signed by the party to be charged and only to the extent therein set forth.

13. Counterparts:

     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.


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        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                CAPSURE HOLDINGS CORP.


                                By: /s/ Bruce A. Esselborn
                                   --------------------------------
                                     Name:  BRUCE A. ESSELBORN
                                     Title:    PRESIDENT

                                FRONTIER INSURANCE COMPANY

                                        /s/ Walter A. Rhulen
                                By: -------------------------------
                                     Name:  WALTER A. RHULEN
                                     Title:     PRESIDENT



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                             CAPSURE HOLDINGS CORP.

                                   SCHEDULE A


                   Kathy Aurand            Bob Quarles
                   Vera Blumthal           Karen Ramsey - p/t
                   Mark Brown              Ned Rand
                   Peggy Brown             Gary Resman
                   Don Browne              Bobbie Richardson
                   Paul Bunone             Linda Rickerson
                   Gloria Burgess          Dubba Schulenburg
                   Janice Callwood         Hamida Thawer
                   Vicki Carroll           Tim Thomas
                   Sujitra Chaisangsukkul  Kelly Thrift
                   Bill Coggin             Emily Wheeler
                   Roberta Coleman         Steve Zeitman
                   Ken Crease              Delores Zizitski
                   Linda Den Bleyker
                   Debra DeLaTorre
                   Debbie Dunford
                   Glenn Ficklin
                   Donald Fischer
                   Elizabeth Fitzgerald
                   Karen Foster
                   Elizabeth Frey
                   Susan Godard
                   Carlie Groover
                   Kristin Henriksen
                   Linda Hope
                   Rick King
                   Bill Knight
                   Tanya Knowles
                   Juanita Leavell
                   Jane Lowendick
                   Jim Marcello
                   Carol Meng - p/t
                   Fred Miehe
                   Charlotte Miller
                   Tiffany Miller
                   Jackie Montoulieu